9 CHARLES KERNER (Affiliate) Digitally signed by CHARLES KERNER (Affiliate) Date: 2024.12.18 16:27:19 -05'00' Andrew J. Ford Digitally signed by Andrew J. Ford Date: 2024.12.19 07:36:52 -07'00'

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	P00014
3. EFFECTIVE DATE	See Block 16C
4. REQUISITION/PURCHASE REQ. NO.	See Schedule
5. PROJECT NO. (If applicable)	
6. ISSUED BY CODE 892432	U.S. Department of Energy Idaho Operations Office 1955 Fremont Avenue Idaho Falls ID 83415
7. ADMINISTERED BY (If other than Item 6) CODE 00701	U.S. Department of Energy Idaho Operations Office 1955 Fremont Avenue Idaho Falls ID 83415
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	AMERICAN CENTRIFUGE OPERATING, LLC Attn: Charles Kerner 6901 Rockledge Dr Ste 800 Bethesda MD 208171867
CODE	L8VHV5CNBV97
FACILITY CODE	
(x) 9A. AMENDMENT OF SOLICITATION NO.	
9B. DATED (SEE ITEM 11)	
x 10A. MODIFICATION OF CONTRACT/ORDER NO.	89243223CNE000030
10B. DATED (SEE ITEM 13)	11/30/2022

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule
Net Increase: $9,875,249.78

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.232-22 Limitation of Funds; 52.216-25, and 52.216-24: Limitation of Govnt

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return ________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

UEI: L8VHV5CNBV97

The purpose of this Modification to the Contract is to:

The purpose of this modification is to add incremental funding and approve four change orders. See Attachment Continuation Pages.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	Charles W. Kerner Director, Procurement & Contracts
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	Andrew J. Ford
15B. CONTRACTOR/OFFEROR	CHARLES KERNER (Affiliate) Digitally signed by CHARLES KERNER (Affiliate) Date: 2024.12.18 16:27:19 -05'00' (Signature of person authorized to sign)
15C. DATE SIGNED	
16B. UNITED STATES OF AMERICA	Andrew J. Ford Digitally signed by Andrew J. Ford Date: 2024.12.19 07:36:52 -07'00' (Signature of Contracting Officer)
16C. DATE SIGNED	12/19/2024

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

NAME OF OFFEROR OR CONTRACTOR
AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 888-251-3557 or payments@hq.doe.gov Period of Performance: 12/01/2022 to 06/30/2025 Change Item 00002 to read as follows(amount shown is the total amount):				
00002	Ongoing Cascade Operation and Production of 900 kg minimum of HALEU, Year 1 (Phase 2) Line item value is: $115,538,976.00 Incrementally Funded Amount: $114,817,188.00 Requisition No: 23NE000111, 23NE000166, 24NE000056, 24NE000127, 24NE000161, 24NE000188, 24NE000213, 24NE000382, 25NE000017, 25NE000060 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Continued ...				115,538,976.00

NAME OF OFFEROR OR CONTRACTOR
AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $8,010,598.78 Change Item 00006 to read as follows(amount shown is the total amount): Continued ...				

NAME OF OFFEROR OR CONTRACTOR
AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
00006	CLIN 0006 Additional Scope - Infrastructure and Facility Repairs Line item value is: $3,521,872.00 Incrementally Funded Amount: $3,521,872.00 Requisition No: 23NE000315, 24NE000004, 24NE000382, 25NE000017, 25NE000061 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $1,864,651.00				3,521,872.00